SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

I.              Evergreen High Grade Municipal Bond Fund and Evergreen Municipal Bond Fund

                Shareholders of Evergreen High Grade Municipal Bond Fund, at a meeting held on September 28, 2007, approved a proposal to merge Evergreen High Grade Municipal Bond Fund (“High Grade Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund”).  Municipal Bond Fund will acquire all of the assets and assume all of the liabilities of High Grade Municipal Bond Fund and shareholders of High Grade Municipal Bond Fund will receive shares of Municipal Bond Fund in exchange for their High Grade Municipal Bond Fund shares.  The reorganization is proposed to take place on or about October 13, 2007.

October 1, 2007                                                                                                                                       579915 rv1(10/07)